Exhibit 99.1

Ekso Bionics® Announces Proposed $34 Million Rights Offering
- Committed Investment from Puissance Capital Management to Support Rights Offering -

RICHMOND, Calif., July 19, 2017 -- Ekso Bionics Holdings, Inc. (NASDAQ: EKSO), an industry leader in exoskeleton technology for medical and industrial use, today announced that its board of directors has approved a proposed rights offering to raise gross proceeds of up to $34,000,000.
The rights offering is proposed to be made through the pro rata distribution of non-transferable subscription rights to purchase, in the aggregate, up to 34,000,000 shares of the company's common stock at a subscription price of $1.00 per share, to shareholders and certain warrant holders of the company on the record date of August 10, 2017.
Each holder of shares of common stock as of the record date will receive, at no charge, one subscription right for each share of common stock owned on the record date, and certain holders of warrants issued by the company on the record date will receive subscription rights pursuant to the terms of the warrants.
Each holder of subscription rights will have a basic subscription right to purchase its pro rata portion of the shares of common stock offered in the proposed rights offering.  The proposed rights offering will also include an over-subscription right, which will entitle a rights holder who exercises all of its basic subscription right in full the opportunity to purchase additional shares of common stock up to the amount of its basic subscription right, subject to the availability and pro rata allocation of shares among rights holders exercising their over-subscription right.
Puissance Capital Management ("Puissance"), pursuant to a purchase agreement entered into between Puissance and the company, has committed to purchase, at the subscription price of $1.00 per share, any unsubscribed shares of common stock following exercise of the basic subscription right, provided that the number of shares purchased by Puissance is subject to a cap such that Puissance will not own more than 40% of the company's outstanding shares of common stock following the proposed rights offering.
The shares of common stock to be sold to Puissance pursuant to the purchase agreement will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company has agreed, subject to certain terms and conditions, to file a registration statement under the Securities Act covering the resale of the securities to be sold to Puissance pursuant to the purchase agreement.

The company is planning to commence the proposed rights offering in August of 2017 in order to raise equity capital in a timely and cost-effective manner, while providing its shareholders the opportunity to participate.  The commencement and expiration dates of the rights offering will be included in the prospectus supplement to be filed with the Securities and Exchange Commission at the commencement of the proposed rights offering.
The company intends to use the net proceeds from the proposed rights offering to (i) expand clinical, sales and marketing initiatives to accelerate adoption of the Ekso in the rehabilitation market and broaden the Ekso footprint into Asia, (ii) to increase research, development and commercialization activities with respect to an Ekso robotic exoskeleton for home use, and/or (iii) in the development and commercialization of able-bodied exoskeletons for industrial use, and for working capital and other general corporate purposes.
The company reserves the right to modify, postpone or cancel the proposed rights offering at any time prior to the closing of the sale of the shares of common stock in the proposed rights offering.

The proposed rights offering will be made pursuant to the company's effective shelf registration statement on Form S-3 (Reg. No. 333-218517) on file with the Securities and Exchange Commission. The information herein is not complete and is subject to change. Investors should consider the company's investment objective, risks, charges and expenses carefully before investing. The base prospectus contains this and additional information about the company and the prospectus supplement to be filed at the commencement of the proposed rights offering will contain this and additional information about the rights offering, and should be read carefully before investing. You may obtain these documents for free at the website of the Securities and Exchange Commission, www.sec.gov. Alternatively, the Company will arrange to send you the registration statement, including the prospectus, if you request it from the contact persons listed at the bottom of this release.
This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sales of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
About Ekso Bionics®
Ekso Bionics is a leading developer of exoskeleton solutions that amplify human potential by supporting or enhancing strength, endurance and mobility across medical, industrial and defense applications. Founded in 2005, the company continues to build upon its unparalleled expertise to design some of the most cutting-edge, innovative wearable robots available on the market. Ekso Bionics is the only exoskeleton company to offer technologies that range from helping those with paralysis to stand up and walk, to enhancing human capabilities on job sites across the globe, to providing research for the advancement of R&D projects intended to benefit U.S. defense capabilities. The company is headquartered in the Bay Area and is listed on the Nasdaq Capital Market under the symbol EKSO. For more information, visit: www.eksobionics.com.

Forward-Looking Statements
Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements. Forward-looking statements may include, without limitation, statements regarding (i) the ability to manage successfully and complete the rights offering, (ii) the expected proceeds of the offering, (iii) the anticipated use of proceeds from the offering, if successful, and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company's current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the Company's inability to obtain adequate financing to fund the Company's operations and necessary to develop or enhance our technology, the significant length of time and resources associated with the development of the Company's products, the Company's failure to achieve broad market acceptance of the Company's products, the failure of our sales and marketing organization or partners to market our products effectively, adverse results in future clinical studies of the Company's medical device products, the failure to obtain or maintain patent protection for the Company's technology, failure to obtain or maintain regulatory approval to market the Company's medical devices, lack of product diversification, existing or increased competition, and the Company's failure to implement the Company's business plans or strategies. These and other factors are identified and described in more detail in the Company's filings with the SEC. To learn more about Ekso Bionics please visit us at www.eksobionics.com. The Company does not undertake to update these forward-looking statements.
Media Contact:
Carrie Yamond
917-371-2320
cyamond@lazarpartners.com
Investor Contact:
Matthew Ventimiglia
212-599-1265
investors@eksobionics.com